Exhibit 10.7

INDEMNIFICATION AGREEMENTS

MariLyn R. Blair

Michael B. Bracy

Robert M. Burks, Jr.

Ted C. DeMerritt

Deloris R. Duquette

C.R. Dwiggins, Jr.

Larry H. Eggleston

Jon E. Eliassen

Russell N. Fairbanks, Jr.

Thomas S. Foley

Thomas S. Glanville

Steven M. Helmbrecht

John W. Hengesh, Jr.

Philip C. Mezey

Randi L. Neilson

Robert D. Neilson

Sharon L. Nelson

LeRoy D. Nosbaum

Mary Ann Peters

Carl W. Porter

David G. Remington

Jemima G. Scarpelli f/k/a Brennan

Jared P. Serff

Douglas L. Staker

Malcolm Unsworth

Russell E. Vanos

Robert W. Whitney

Graham M. Wilson

John M. Woolard